UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2022

RICEBRAN TECHNOLOGIES
(Exact Name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

0-32565		87-0673375
(Commission File Number)		(IRS Employer Identification No.)

25420 Kuykendahl Rd., Suite B300 Tomball, TX		77375
(Address of principal executive offices)		(Zip Code)

(281) 675-2421
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	RIBT	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2022, each of Beth Bronner and Ari Gendason notified the board of directors (the “Board”) of RiceBran Technologies (the “Company”) of her or his decision to resign from the Board, effective immediately. Each of Ms. Bronner’s and Mr. Gendason’s decision not to stand for reelection is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On April 28, 2022, the Board appointed Will T. Black and Jean M. Heggie to serve as members of the Board, effective immediately. Each of Mr. Black and Ms. Heggie will serve as members of the audit, compensation and nominating and governance committees of the Board. Ms. Heggie will serve as chair of the compensation committee. As compensation for services provided as a member of the Board of its committees, Mr. Black and Ms. Heggie will each receive compensation comparable to those of other members of the Board. Except as disclosed herein, there are no arrangements or understandings among Mr. Black, Ms. Heggie and any other person pursuant to which either was selected as a director.

Item 7.01         Regulation FD Disclosure.

On April 28, 2022, the Company issued a press release announcing Mr. Black’s and Ms. Heggie’s appointments and Ms. Bonner’s and Mr. Gendason’s resignations. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.

The information in this Current Report on Form 8-K being furnished pursuant to Items 7.01 and 9.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01         Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release issued April 28, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICEBRAN TECHNOLOGIES

Date: April 28, 2022	By:	/s/ Todd T. Mitchell
	Name:	Todd T. Mitchell
	Title:	Chief Financial Officer
(Duly Authorized Officer)